UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

EXHIBIT 99.1

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC)
Jointly Administered

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession." Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	X	
Certificates of Insurance:		
Workers Compensation	X	
Property	X	
General Liability	X	
Vehicle	X	
Other: Control of Well and Umbrella Liability	X	
Identify areas of self-insurance w/liability caps		
Evidence of Debtor in Possession Bank Accounts		Refer to Banking Order dated May 3, 2011
Tax Escrow Account		
General Operating Account		
Money Market Account pursuant to Local Rule 4001-3. Refer to		
http://www.deb.uscourts.gov/		
Other:		
Retainers Paid (Form IR-2)	X	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Nicholas Goodman
Signature of Debtor

5-18-11
Date

Signature of Joint Debtor

Date

[signature]
Signature of Authorized Individual*

5/18/11
Date

John Perry
Printed Name of Authorized Individual

CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR
(4/07)

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC)
Jointly Administered

CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: May 2011 through April 2012

This schedule must be filed with the Court and a copy submitted to the United States Trustee within 15 days after the order for relief. Amended cash flow projections should be submitted as necessary.

	Month May	Month June	Month July	Month August	Month September	Month October	Month November	Month December	Month January	Month February	Month March	Month April	Total
Cash Beginning of Month	184	1,844	1,087	611	2,818	2,489	2,306	2,100	1,987	1,778	1,617	1,362	184
RECEIPTS													
CASH SALES	380	375	349	330	330	349	378	416	429	426	382	422	4,567
ACCOUNTS RECEIVABLE													0
LOANS AND ADVANCES	2,750	6,000	0	2,500	0	0	0	0	0	0	0	0	11,250
SALE OF ASSETS	0	71	0	0	0	0	0	0	0	0	0	0	71
OTHER (ATTACH LIST)													0
													0
TOTAL RECEIPTS	3,130	6,446	349	2,830	330	349	378	416	429	426	382	422	15,888
DISBURSEMENTS													
NET PAYROLL	159	148	133	133	133	130	130	130	130	130	130	130	1,616
PAYROLL TAXES	62	57	62	52	52	51	51	51	51	51	51	51	628
SALES, USE, AND OTHER TAXES	2	22	192	21	21	21	21	21	21	21	21	21	405
INVENTORY PURCHASES													0
SECURED/ RENTAL/ LEASES	132	6,104	93	92	92	37	38	39	67	67	66	75	6,902
INSURANCE	449	25	25	25	25	25	25	25	25	25	25	25	724
ADMINISTRATIVE & SELLING	66	26	43	43	43	43	43	43	43	43	43	43	522
OTHER (ATTACH LIST)													0
POWER PLANT SYSTEM OPERATING COSTS	146	159	160	160	160	160	160	160	160	160	160	160	1,909
POWER PLANT REPAIR AND MAINTENANCE	23	13	71	13	67	17	67	13	67	17	67	13	452
OTHER	10	64	17	17	17	0	0	0	0	0	0	0	125
PROFESSIONAL FEES	421	575	48	48	48	48	48	48	73	73	73	48	1,554
U.S. TRUSTEE FEES				18									18
COURT COSTS													0
TOTAL DISBURSEMENTS	1,469	7,194	835	623	659	533	583	530	638	588	637	566	14,854
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	1,660	-748	-485	2,207	-329	-183	-205	-114	-208	-161	-255	-344	1,034
Cash End of Month	1,844	1,097	611	2,818	2,489	2,306	2,100	1,987	1,778	1,617	1,362	1,218	1,218

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 5/16/2011

PRODUCER (801)325-5000 FAX: (801)532-2804
Diversified Insurance Group
136 E. South Temple Street
Suite 2300
Salt Lake City UT 84111

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED
Raser Technologies, Inc.
5152 North Edgewood Drive
Provo UT 84604

INSURERS AFFORDING COVERAGE	NAIC #
INSURER A: Workers Compensation Fund	10033
INSURER B: Advantage Workers Comp Ins.	
INSURER C:	
INSURER D:	
INSURER E:	

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	LIMITS	
		GENERAL LIABILITY COMMERCIAL GENERAL LIABILITY CLAIMS MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PROJECT / LOC				EACH OCCURRENCE	$
						DAMAGE TO RENTED PREMISES (Ea occurence)	$
						MED EXP (Any one person)	$
						PERSONAL & ADV INJURY	$
						GENERAL AGGREGATE	$
						PRODUCTS - COMP/OP AGG	$
		AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS HIRED AUTOS NON-OWNED AUTOS				COMBINED SINGLE LIMIT (Ea accident)	$
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
		EXCESS/UMBRELLA LIABILITY OCCUR / CLAIMS MADE DEDUCTIBLE RETENTION $				EACH OCCURRENCE	$
						AGGREGATE	$
							$
							$
							$
A		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? Y/N (Mandatory in NH) If yes, describe under SPECIAL PROVISIONS below	2413372 (UT only)	1/1/2011	1/1/2012	X WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	$ 1,000,000
B			2893572 (Other States)	1/1/2011	1/1/2012	E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
						E.L. DISEASE - POLICY LIMIT	$ 1,000,000
		OTHER					

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS
Evidence of Insurance

CERTIFICATE HOLDER

david.klauder@usdoj.gov
United States Trutee
Attn: David M. Klauder
844 King Street
Suite 2207
Wilmington, DE 19801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE
John Campos/MQ [signature]

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 5/16/2011

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER Beecher Carlson - Boston 15 Broad Street, 8th Floor Boston MA 02109	CONTACT NAME: Susan Garrard PHONE (A/C, No, Ext): (617) 532-9400 FAX (A/C, No): (617)532-9490 E-MAIL ADDRESS: sgarrard@beechercarlson.com PRODUCER CUSTOMER ID #: 00045628
INSURED Raser Technologies, Inc Raser Power Systems, LLC 5152 North Edgewood Drive Provo UT 84604	INSURER(S) AFFORDING COVERAGE — NAIC # INSURER A: Arch Insurance Group INSURER B: Ace American Insurance Company INSURER C: St. Paul Surplus Lines Ins Co INSURER D: INSURER E: INSURER F:

COVERAGES CERTIFICATE NUMBER: 11-12 GL AL Umb Prop COW REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE X OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY PRO-JECT LOC			EPO 0026985 03	4/16/2011	4/16/2012	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
A	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS X HIRED AUTOS X NON-OWNED AUTOS			CAB 0026987 03	4/16/2011	4/16/2012	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
								$
A	X UMBRELLA LIAB OCCUR EXCESS LIAB CLAIMS-MADE DEDUCTIBLE RETENTION $			ULP 0026988 03	4/16/2011	4/16/2012	EACH OCCURRENCE	$ 15,000,000
							AGGREGATE	$ 15,000,000
								$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					WC STATU-TORY LIMITS / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
B	All Risk Property			EUT H05103162004	4/16/2011	4/16/2012	Limit	$58,187,162
C	Control of Well			MU05311926	11/21/2010	11/21/2011	Limit	3,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

A 30 day notice of cancellation with 10 day notice for non-payment of premium has been granted to the Certificate Holder.

CERTIFICATE HOLDER	CANCELLATION
United States Trustee David M Klauder 844 King Street, Suite 2207 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE R Bothwell/CHIERO [signature]

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC)
Reporting Period: April 29, 2011 to May 13, 2011

Jointly Administered

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS

(This schedule is to include each Professional paid a retainer [1])

Payee	Check Date	Check Number	Name of Payor	Amount	Amount Applied to Date	Balance
Baker Botts	4/19/2011	Wire	Raser Technologies Operating Company, Inc	100,000	*	
Hogan Lovells	4/19/2011	Wire	Raser Technologies Operating Company, Inc	125,000	*	
Hogan Lovells	4/28/2011	Wire	Raser Technologies Operating Company, Inc	25,000	*	
Hunton & Williams	3/16/2011	Wire	Raser Technologies Operating Company, Inc	100,000	100,000	0
Hunton & Williams	4/22/2011	Wire	Raser Technologies Operating Company, Inc	310,000	310,000	0
Hunton & Williams	4/27/2011	Wire	Raser Technologies Operating Company, Inc	50,000	50,000	0
Hunton & Williams	4/29/2011	Wire	Raser Technologies Operating Company, Inc	45,000	45,000	0
Sichenzia Ross Friedman Ferrence	3/16/2011	Wire	Raser Technologies Operating Company, Inc	25,000	25,000	0
Sichenzia Ross Friedman Ferrence	4/22/2011	Wire	Raser Technologies Operating Company, Inc	50,000	*	
Sichenzia Ross Friedman Ferrence	4/28/2011	Wire	Raser Technologies Operating Company, Inc	25,000	*	
Bayard, P.A.	4/28/2011	Wire	Raser Technologies Operating Company, Inc	10,000	*	
Holland and Hart	4/21/2011	Wire	Raser Technologies Operating Company, Inc	5,000	*	
Gallagher & Kennedy	1/12/2010	16656	Raser Technologies Operating Company, Inc	5,000	Evergreen Retainer	
* Invoice for period not yet received						

[1] Identify all Evergreen Retainers